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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 18, 1997

                         Connectivity Technologies Inc.
             (Exact name of registrant as specified in its charter)

    Delaware                      0-12113                         94-2691724
(State or other                 (Commission                    (IRS Employer
jurisdiction of                 File Number)                 Identification No.)
incorporation)

667 Madison Avenue, New York, New York                                  10021
(Address of principal executive offices)                              (zip code)

       Registrant's Telephone Number, including Area Code: (212) 644-8880

                                       N/A
          (Former name or former address, if changed since last report)
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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         (a) On December 18, 1997, Coopers & Lybrand L.L.P. (the "Former Accountant") resigned as the independent accountants of Connectivity Technologies Inc. (the "Registrant"). The reports of the Former Accountant on the Registrant's financial statements for the fiscal years ended December 31, 1995 and 1996 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. The Registrant's Audit Committee and Board of Directors participated in and approved the decision to change independent accountants. There were no disagreements with the Former Accountant for the fiscal years ended December 31, 1995 and 1996 or for the interim periods subsequent to December 31, 1996, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the Former Accountant would have caused them to make reference thereto in their reports on the financial statements for such years.

         The Former Accountant has furnished the Registrant with a letter addressed to the Securities and Exchange Commission stating that it agrees with the above statements. A copy of this letter is included as an exhibit to this Report on Form 8-K.

         (b) The Registrant engaged Ernst & Young LLP (the "New Accountant") as its new independent accountants as of December 23, 1997. During the fiscal years ended December 31, 1995 and 1996 and the interim periods subsequent to December 31, 1996, the Registrant did not consult with the New Accountant on the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements; or receive either written or oral advice from the New Accountant that was an important factor in reaching a decision as to an accounting, auditing or financial reporting issue.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits

                  (16)     Letter regarding change in certifying accountant


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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CONNECTIVITY TECHNOLOGIES INC.
                                    (Registrant)



Dated:  December 23, 1997           By:  /s/ James M. Hopkins
                                        ---------------------
                                        Name:  James M. Hopkins
                                        Title: President and
                                               Chief Executive
                                               Officer


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                                INDEX OF EXHIBITS

    Exhibit No.   Exhibit Description

         16       Letter regarding change in certifying accountant.